Notes Receivable	9 Months Ended
Sep. 30, 2021
Receivables [Abstract]
Notes Receivable

3. Notes Receivable

In July 2021, the Company entered into a Promissory Note and Security Agreement with Gryphon, which was amended on August 30, 2021, and further amended on September 29, 2021 (the “Gryphon Note” as amended). The Gryphon Note, pursuant to which the Company loaned in the aggregate to Gryphon $10.0 million, has a payment schedule whereby the principal and accrued interest shall be due and payable commencing on January 1, 2022 continuing until and including December 1, 2024. The Gryphon Note is secured by certain assets of Gryphon and bears interest at the rate of 9.5% per annum. As of September 30, 2021, the outstanding Gryphon Note balance was $10.1 million.

In April 2021, MEOA Sponsor, a wholly owned subsidiary of the Company, entered into a promissory note with MEOA for up to $0.3 million with outstanding principal payable by MEOA to MEOA Sponsor on the earlier of (i) September 1, 2021 or (ii) the date MEOA consummates an initial public offering of its securities. At September 30, 2021, the note receivable balance was nil.

In September 2020, the Company entered into a Senior Secured Convertible Promissory Note with Rainmaker (the “Rainmaker Note”), pursuant to which the Company loaned Rainmaker the principal amount of $3.1 million. The Rainmaker Note is secured as a registered lien under the Uniform Commercial Code and the Personal Property Security Act (Ontario) against the assets of Rainmaker and bears interest at the rate of 10% per annum. The principal and interest accrue monthly and are due and payable in full on September 14, 2023. As of September 30, 2021, the outstanding Rainmaker Note balance was $3.4 million.